UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Willamette Valley Vineyards, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of the Annual Meeting of Stockholders

To be held: [ ], 2022

Dear Shareholders,

You are cordially invited to the 2022 Annual Meeting of Shareholders (“Annual Meeting”) of Willamette Valley Vineyards, Inc. (the “Company”), which will be held via online live webcast on [ ], 2022, beginning at 11:00 a.m. Pacific Time. We have chosen to hold a virtual, rather than an in-person, meeting considering public health concerns associated with the ongoing coronavirus (COVID-19) situation.

The government-mandated “escheatment” process could adversely affect your shares. If the Company, or the Company’s Transfer Agent, Equiniti, cannot locate you, they are required to transfer your shares to the state government as "unclaimed" property. Voting your shares or updating your contact information will assure your continued control of your shares. For registered shareholders, you can update your information by emailing us at: stock.offering@wvv.com. Beneficial owners should contact their brokerage firm with updates to their contact information.

The Annual Meeting can be accessed by visiting wvv.com/annualmeeting, where you will be able to participate in the meeting live and vote online. In order to be able to vote at the Annual Meeting, you will need your control number, which is included on your proxy ballot if you are a shareholder of record on [ ], 2022 or included with the form and voting instructions you received from your broker if you hold your shares in “street name.” The Annual Meeting will be held for the following purposes:

1.	To consider and vote upon a proposal to elect two members to our Board of Directors with terms ending at the annual meeting in 2025;

2.	To ratify the appointment by the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022;

3.	To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s preferred stock from 10,000,000 shares of preferred stock to 100,000,000 shares of preferred stock;

4.	To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

The foregoing items of business are more fully described in the proxy statement (the “Proxy Statement”) that accompanies this Notice.

Our Board of Directors fixed [ ], 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting, and only shareholders of record at the close of business on that date are entitled to this notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for ten days prior to the meeting.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed proxy ballot or by casting your vote using the internet. An electronic version of the Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2021 is available at this web address: wvv.com/annualmeeting. Please access your Proxy using one of the methods outlined in the Proxy Statement – internet, regular mail, or telephone. If you receive more than one proxy card because you own shares registered in different names or addresses, each proxy card should be voted and returned.

BY ORDER OF THE BOARD OF DIRECTORS

Jim Bernau
President and Chairperson of the Board of Directors

Turner, Oregon

May 31, 2022

PROXY STATEMENT

for the

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2022

1.       INTRODUCTION

1.1       General

This proxy statement (the “Proxy Statement”) and the accompanying proxy ballot are being furnished to the shareholders of Willamette Valley Vineyards, Inc., an Oregon corporation (the “Company”), as part of the solicitation of proxies by the Company’s Board of Directors (the “Board” or the “Board of Directors”) from shareholders of record of outstanding shares of the Company’s common stock, no par value (the “Common Stock”) on [ ], 2022, for use in voting at the Company’s Annual Meeting of Shareholders which will be conducted via online live audio webcast on [ ], 2022 at 11:00 AM (Pacific Time), and any adjournments or postponements thereof (the “Annual Meeting”). There will not be a physical meeting location. The Annual Meeting can be accessed by visiting wvv.com/annualmeeting, where you will be able to participate in the meeting live and vote online. In order to be able to vote at the Annual Meeting, you will need your Control number, which is included on your proxy ballot if you are a shareholder of record as of [ ], 2022 or included with the form and voting instructions you received from your broker if you hold your shares of Common Stock in “street name.” Please note that you will not be able to attend the Annual Meeting in person. We have chosen to hold a virtual, rather than an in-person, meeting in light of public health concerns associated with the ongoing coronavirus (COVID-19) situation. References to “we”, “our”, “us”, or the “Company” in this Proxy Statement mean Willamette Valley Vineyards, Inc.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on [ ], 2022

Pursuant to rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide internet access to our Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2021 (the “Annual Report”) rather than distributing hardcopies of the meeting materials. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send to these shareholders an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting (the “Notice of Internet Availability”), with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report. This reduces postage, printing expense and paper waste and is part of our efforts to eliminate unnecessary expenses and conserve the environment. This Proxy Statement along with our Annual Report are available at wvv.com by clicking on the “Investor Relations” tab or wvv.com/annualmeeting. In accordance with SEC rules, our proxy materials posted on our website under the “Investor Relations” tab do not contain any cookies or other tracking features.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

(i)	To elect two members of the Board of Directors with terms ending at the annual meeting in 2025;

(ii)	To ratify the appointment by the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022;

(iii)	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s preferred stock from 10,000,000 shares of preferred stock to 100,000,000 shares of preferred stock;

(iv)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Notice of Internet Availability, which contains information as to how shareholders can access this Proxy Statement, the Annual Report and a proxy ballot, is first being mailed to the Company’s shareholders on or about [ ], 2022.

1.2       Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on [ ], 2022 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were 2,127 registered holders holding 4,964,529 shares of Common Stock. The presence in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Shareholders can vote on matters that properly come before the Annual Meeting in one of three ways:

Voting online at the Annual Meeting

There will not be a physical meeting location. You will be able to vote online at the Annual Meeting by visiting wvv.com/annualmeeting. You will need your Control number, which is included on your proxy card if you are a shareholder of record as of [ ], 2022 or included with the form and voting instructions you received from your broker if you hold your shares of Common Stock in “street name.”

Voting by mail:

Shareholders may vote by marking, signing and dating the proxy card and mailing it in the enclosed, prepaid and addressed envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, prior to the Annual Meeting.

Voting on the Internet before the Annual Meeting.

Shareholders may vote their shares of Common Stock by going to www.proxyvote.com and following the instructions for electronic delivery up until 11:59pm Eastern Time on July 15, 2022. Shareholders should have their proxy card in hand when accessing the website.

Voting by Telephone.

Shareholders may vote by calling the toll-free number listed on the proxy card from any touch-tone telephone and following the instructions. Shareholders should have your proxy card in hand when calling.

Shareholders, who own their shares through a brokerage account or in other nominee form, should follow the instructions received from the record holder to see which voting methods are available.

Each enclosed proxy gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid unrevoked proxies returned in time to be voted at the Annual Meeting will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY STATEMENT AND FOR THE EACH OF THE OTHER PROPOSALS AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD WHICH ARE DESCRIBED IN THIS PROXY STATEMENT. If any other matter(s) properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date. Under Oregon law, shareholders are not entitled to dissenters’ rights with respect to any of the proposals set forth in this Proxy Statement.

A shareholder may revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, or by attending the Annual Meeting and voting over the internet. Attending the Annual Meeting in and of itself will not revoke previously given proxies. In order to be effective, all revocations and later-filed proxies must be delivered to the Company at the address listed above not later than 5:00 p.m. local time, on Friday, July 15, 2022. A shareholder who attends the Annual Meeting need not revoke a previously executed proxy and vote online unless the shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Annual Meeting.

A proxy marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting but will not be counted as voting on any matter as to which abstinence is indicated. If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote, while action on a matter other than the election of directors is approved if the votes cast by the shares entitled to vote favoring the action exceed the votes cast opposing the action. Consequently, assuming the presence of a quorum, abstentions will not affect the results of the matters to be affected at the Annual Meeting.

A Broker “non-vote,” which occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions on a non-routine matter or matters to the broker or other nominee holder, will be treated as present for purposes of determining whether there is a quorum for the Annual Meeting. Pursuant to applicable regulations, if a shareholder does not give voting instructions to his/her broker, such broker will not be permitted to vote the shareholder’s shares of Common Stock with respect to any of the Proposals described in this Proxy Statement, except for Proposal 2. We expect that banks and brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to the vote to ratify the Company’s selected independent registered public accounting firm in Proposal 2.

The Company will pay the cost of its proxy solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or by email by directors, officers and employees of the Company, who will not be specially compensated for such activities. Your cooperation in promptly completing and returning the enclosed proxy to vote your shares of Common Stock will help to avoid additional expense.

1.3       Directors and Executive Officers

The following table sets forth the names of each of our executive officers, each of the members of the Board of Directors, and each such person’s position with the Company and age. Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors, which shall be between two and eleven directors. The Board is currently comprised of six members. Two current directors, James Ellis and Leslie Copland, are nominees for election at the Annual Meeting.

			Group	Term
Name	Position(s) with the Company	Age	Number	Ends
James W. Bernau (3)	Chairperson of the Board, CEO President and Director	68	I	2023
Craig Smith (2)(3)(4)	Secretary and Director	75	II	2024
John Ferry	Chief Financial Officer	56	NA	NA
James L. Ellis (3)	Director	77	III	2022
Sean M. Cary (2)	Director	48	I	2023
Stan G. Turel (1)(2)(3)(4)	Director	73	II	2024
Leslie Copland (1)	Director	68	III	2022

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Executive Committee

(4)	Member of the Capital Development Committee

All directors hold office until the end of their term’s respective annual meeting of shareholders or until their successors have been elected and qualified. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. The Board is divided into three groups (I, II, and III). Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected.

There are no family relationships among any of our current directors or executive officers. Set forth below is additional information as to each director and executive officer of the Company.

James W. Bernau – Mr. Bernau has been President and Chief Executive Officer of the Company and Chairperson of the Board of Directors of the Company since its inception in May 1988. Mr. Bernau, an Oregon winegrower, originally established Willamette Valley Vineyards as a sole proprietorship in 1983, and he co-founded the Company in 1988 with Salem grape grower, Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses (“NFIB”), an association of 15,000 independent businesses in Oregon. Mr. Bernau has served as the President of the Oregon Winegrowers Association and the Treasurer of the association’s Political Action Committee (PAC) and Chair of the Promotions Committee of the Oregon Wine Advisory Board, the State of Oregon’s agency dedicated to the development of the industry. In March 2005, Mr. Bernau received the industry’s Founder’s Award for his service. Mr. Bernau’s qualifications to serve on the Company’s Board of Directors include his more than 30 years of leadership of the Company and his industry experience and contacts.

Craig Smith, MBA, JD – Mr. Smith has served as a director since October 2007 and as Secretary since 2009. For over 20 years Mr. Smith served as the Vice President/Chief Financial Officer of Chemeketa Community College in Salem, Oregon. He was an Adjunct Professor at the Atkinson Graduate School of Management at Willamette University, as well as Managing Partner of Faler, Grove, Mueller & Smith, a large local CPA firm. He has served on many State of Oregon commissions and as the Board Chairperson for many of the local non-profit and educational institutions including the Salem Keizer School Board, Chemeketa Community College Board of Education, Oregon State Fair Council, State Fair Dismissal Appeals Board, Mid-Willamette Valley Council of Governments, Oregon School Boards Association and the United Way. Now retired Mr. Smith was a member of the Oregon State Bar as well as a Certified public accountant. Mr. Smith’s qualifications to serve on the Company’s Board of Directors include his financial and accounting experience.

John Ferry – Mr. Ferry has served as Chief Financial Officer since September 2019, has previously served as President of Contact Industries, a wood products based OEM supplier from November 2014 until July 2019. He has also served as CFO of Lifeport Inc. a division of Sikorsky Aircraft from April 2012 to November 2014. Further, he has served in senior financial leadership positions in various Aerospace related industries dating back to 1996. Mr. Ferry has earned an Executive MBA from Bath University, in England, and a MA Hon’s degree in Accounts/Economics from Dundee University in Scotland.

James L. Ellis – Mr. Ellis has served as a director since July 1991. Mr. Ellis retired from full time duties with the Company in July of 2009. He currently serves as the Company’s ombudsman and works part-time on selected projects. Mr. Ellis previously served as the Company’s Director of Human Resources from 1993 to 2009. He was the Company’s Secretary from 1997 to 2009, and Vice President /Corporate from 1998 to 2009. From 1990 to 1992, Mr. Ellis was a partner in Kenneth L. Fisher, Ph.D. & Associates, a management-consulting firm. From 1980 to 1990, Mr. Ellis was Vice President and General Manager of R.A. Kevane & Associates, a Pacific Northwest personnel-consulting firm. From 1962 to 1979, Mr. Ellis was a member of and administrator for the Christian Brothers of California, owner of Mont La Salle Vineyards and producer of Christian Brothers wines and brandy. Mr. Ellis’ qualifications to serve on the Company’s Board of Directors include his prior experience as a member of the Company’s senior management, as well as more than 40 years of business experience.

Sean M. Cary – Mr. Cary has served as a director since July 2007. Mr. Cary is the Chief Financial Officer of Pacific Excavation, Inc., a Eugene, Oregon based heavy and civil engineering contractor. Previously, Mr. Cary served as the CFO of CBT Nuggets, LLC, the Corporate Controller of National Warranty Corporation, the CFO of Cascade Structural Laminators and prior to that as Controller of Willamette Valley Vineyards. Mr. Cary served in the U.S. Air Force as a Financial Officer. Mr. Cary holds a Master of Business Administration degree from the University of Oregon and a Bachelor of Science Degree in Management from the U.S. Air Force Academy. Mr. Cary’s qualifications to serve on the Company’s Board of Directors include his financial and accounting expertise.

Stan G. Turel – Mr. Turel has served as a director since November 1994. Mr. Turel is President of Turel Enterprises, a real estate management company managing his own properties in Oregon, Washington and Idaho and is president of Columbia Pacific Tax in Bend, Oregon. Prior to his current activities, Mr. Turel was the Principal and CEO of Columbia Turel, (formerly Columbia Bookkeeping, Inc.) a position which he held from 1974 to 2001. Prior to the sale of the company to Fiducial, one of Europe’s largest accounting firms, Columbia had approximately 26,000 annual tax clients including approximately 4,000 small business clients. Additionally, Mr. Turel successfully operated as majority owner of two cable TV companies during the 80’s and 90’s which were eventually sold to several public corporations. Mr. Turel is a pilot, author, was a former delegate to the White House Conference on Small Business and held positions on several state and local Government committees. Mr. Turel’s qualifications to serve on the Company’s Board of Directors include his more than 20 years of accounting and business management experience.

Leslie Copland – Ms. Copland has served as a director since September 2019. Ms. Copland owns Leslie Copland Leadership and previously worked as Vice President Learning and Development for WE Communications. She holds a Master’s degree in Applied Behavioral Science from the Leadership Institute of Seattle and a B.A, in Art History with minor in Psychology from George Washington University. Ms. Copland’s qualifications to serve on the Company’s Board of Directors include her extensive business experience and expertise in organizational development and executive coaching.

1.4       Board and Committee Meeting Attendance

The Board of Directors met six times during 2021. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of each committee on which each director served.

1.5       Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders, directors are encouraged to attend the annual meetings. All of our then current directors attended the Company’s 2021 annual meeting of shareholders.

1.6       Independence

The Board of Directors has determined that each of our directors other than Mr. Bernau and Mr. Ellis is “independent” within the meaning of the applicable rules and regulations of the SEC and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of the Compensation and Audit Committees of the Board of Directors is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. The Board of Directors does not have a separate standing Nominating Committee. Consistent with NASDAQ rules, only independent directors participate in meetings where the Board of Directors functions as the Company’s nominating committee. The independent directors held two meetings in 2021.

1.7       Committees of the Board of Directors

Compensation Committee

The Board of Directors has appointed a Compensation Committee (the “Compensation Committee), which reviews executive compensation and makes recommendations to the full Board regarding changes in compensation. Executive officers do not play a role in determining executive compensation. The Compensation Committee does not delegate any of its duties, and it may use consultants in determining executive compensation. The Compensation Committee met one time in 2021. In accordance with its Charter, the Compensation Committee reviewed the current compensation for the CEO and it approved the 2021 performance bonus of $233,757 (see section “Executive Compensation”). The Compensation committee did not engage the services of a compensation consultant in 2021. The members of the Compensation Committee are Leslie Copland and Stan Turel. All members of the Compensation Committee are independent under the applicable rules and regulations of the SEC and the director independence standards applicable to compensation committee members of NASDAQ listed companies, as currently in effect. A copy of the Compensation Committee’s charter can be found on the Company’s website, www.wvv.com.

Audit Committee

The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are Sean Cary, Chair, Craig Smith, and Stan Turel. All members of the Audit Committee are independent as defined under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established, our audit and compliance process and financial reporting. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. Mr. Smith is designated by the Board of Directors as the “audit committee financial expert” under SEC rules. The Audit Committee conducted four meetings in the year ended December 31, 2021 and each meeting was attended by all of the committee members. A copy of the Audit Committee charter can be found at our website, www.wvv.com.

Audit Committee Financial Expert

Craig Smith serves as the Audit Committee’s “financial expert” as defined in applicable SEC rules. Mr. Smith is independent as defined under the applicable rules and regulations of the SEC and the director independence standards established by NASDAQ, as currently in effect.

Capital Development Committee

The Board of Directors has appointed a Capital Development Committee to review potential capital projects or purchases and make recommendations to the full Board of Directors. Additionally, the committee evaluates growth needs of the Company and makes recommendation to management. The Capital Development Committee did not meet in 2021. The members of the committee are Craig Smith, Chair, and Stan Turel.

Nominating Committee Functions

The Board of Directors performs the function of a nominating committee for selecting nominees for election as directors. Given its size, the Board believes that performing this function is a pragmatic and realistic approach. Consistent with NASDAQ rules, the independent members of the Board of Directors select and recommend to the full Board of Directors for approval nominees for director positions. The Board then determines whether to approve of such nominations and present them to the Company’s shareholders for election to the Board of Directors. In seeking nominees, the Board looks for qualified candidates that will meet the oversight and financial expertise needs of the Company. The Board also looks for nominees who will meet the independent qualifications necessary to meet current standards of independence. While not maintaining a specific policy on Board diversity requirements, the Board believes that diversity is an important factor in determining the composition of the Board and, therefore, seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board. The Board, functioning as nominating committee, annually evaluates the Board’s composition. This evaluation enables the Board to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Company’s needs evolve and change over time and to assess the effectiveness of efforts at pursuing diversity.

Nominations of candidates by shareholders of the Company to be considered by the Board for membership on the Board of Directors may be submitted if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. For more information, please see the information provided under the heading “Shareholder Proposals and Nominations” below. The current nominees were selected by the independent members of the Board of Directors, which nominees were ratified by the entire Board of Directors. The Company does not currently have a charter or formal policy with respect to the consideration of director candidates recommended by shareholders. The reason for not having such a formal policy is that the Board believes the current approach has functioned well and therefore no formal policy has been deemed necessary by the Board.

Executive Committee

In 1997 the Board appointed an Executive Committee, its members are: James Bernau, James Ellis, Craig Smith and Stan Turel. The Executive Committee met three times in 2021.

1.8       Leadership Structure of Board of Directors

Currently, the Company’s President and Chief Executive Officer, Mr. Bernau, also serves as its Chairperson of the Board. The Board believes the interests of all shareholders are best served at the present time through a leadership model with the same person holding the positions of President, Chief Executive Officer and Chairperson of the Board.

Mr. Bernau possesses an in-depth knowledge of the Company, its operations, and the array of challenges to be faced, gained through over 35 years of successful experience in the industry. The Board believes that these experiences and other insights put Mr. Bernau in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its shareholders.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management. All directors other than Mr. Bernau and Mr. Ellis have been determined by the Board to be independent, and all the members of each of the Compensation and Audit Committees are independent. Since each independent director may call meetings of the independent directors and may request agenda topics to be added or dealt with in more detail at meetings of the full Board, or an appropriate Board committee, the Board does not believe it necessary to have a lead independent director.

1.9       Role of Board of Directors in Risk Oversight

The entire Board and each of its standing committees are involved in overseeing risks associated with the Company. The Board monitors the Company’s governance by regular review with management and outside advisors. The Board and the Audit Committees monitor the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and external auditors and other advisors. In its periodic meetings with the independent accountants, the Audit Committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. As part of its responsibilities as set forth in its charter, the Compensation Committee reviews the Company’s executive compensation program and the associated incentives to determine whether they present a significant risk to the Company. Based on this review, the Compensation Committee concluded that the Company’s compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

1.10       Director Compensation

The following table sets forth information concerning compensation of the Company’s directors other than Mr. Bernau for the fiscal year ended December 31, 2021:

					Change
					in Pension
					Value and
					Nonqualified
	Fees Earned			Non-equity	Deferred
	or	Stock	Option	Incentive Plan	Compensation	All Other
Name	Paid in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
James L. Ellis	$11,250	-	-	-	-	$450	$11,700
Sean M. Cary	2,400	-	-	-	-	-	2,400
Craig Smith	2,400	-	-	-	-	-	2,400
Stan G. Turel	2,400	-	-	-	-	-	2,400
Leslie Copland	2,000	-	-	-	-	-	2,000

Fees earned or paid in cash for James L. Ellis includes a monthly stipend for ongoing consultation services as well as serving as administrator of any potential employee complaint that might rise to the Board level. All Other Compensation for Mr. Ellis represents employer paid 401(k) matching contributions.

The members of the Board received cash compensation for their service on the Board in 2021 and were reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings.

In January 2009 the Board, upon recommendation of the Compensation Committee, adopted the WVV Board Member Compensation Plan which provides directors with the following compensation for service on the Board: a $1,000 yearly stipend, $500 per Board meeting attended in person, $250 per Board meeting via teleconference, $200 per committee meeting in person and $100 per committee meeting via teleconference. The plan also includes set per diem for expenses associated with meeting attendance, as well as a yearly wine allowance. Under the terms of the plan, any Board member may elect not to receive any or all of the compensation components. The Board also reserved the right to suspend this plan at any time on the basis of prevailing economic conditions and their impact on the company:

1.11       Communications to the Board of Directors

The Board of Directors welcomes and encourages shareholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to the Company’s Secretary at Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, turner, OR 97392. The Secretary will then distribute a copy of the communication to the Chairman of the Board, the Chairperson of the Audit Committee and the Company’s outside counsel. Based on the input and decision of these persons, along with the entire Board of Directors if it is deemed necessary, the Company will respond to the communication. Shareholders should not communicate directly with any other individual officer or director unless requested to do so.

1.12       Code of Ethics

The Company has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is a “code of ethics” as defined by applicable rules of the SEC. A copy of the Company’s Code of Business Conduct and Ethics is posted on the Company’s web site, www.wvv.com. Amendments to the Company’s Code of Business Conduct and Ethics or any grant of a waiver from a provision of the Company’s Code of Business Conduct and Ethics requiring disclosure under applicable SEC rules will be disclosed on the Company website at www.wvv.com. Any person may request a copy of the Company’s Code of Business Conduct and Ethics, at no cost, by writing to the Company at the following address:

Willamette Valley Vineyards, Inc.

Attention: Corporate Secretary

8800 Enchanted Way SE

Turner, OR 97392

2.       EXECUTIVE COMPENSATION

2.1       Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued by the Company, to or on behalf of the Company’s principal executive officer, James W. Bernau and Chief Financial Officer, John Ferry for the fiscal years ended December 31, 2021 and December 31, 2020. No other executive officer of the Company received total compensation in 2021 in excess of $100,000, and thus disclosure is not required for any other person.

Summary compensation information is as follows:

Summary Compensation Table
							Nonqualified
						Non-equity	Deferred	All
Name,				Stock	Option	Incentive Plan	Comp.	Other
Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Comp.*	Total
Bernau, James W.,
President, Chief Executive	2021	$285,474	$233,757	$-	$-	$-	$-	$54,389	$573,620
President, Chief Executive	2020	$276,704	$276,704	$-	$-	$-	$-	$52,908	$606,316
John Ferry
Chief Financial Officer	2021	$170,677	$-	$-	$-	$21,000	$-	$7,667	$199,344
Chief Financial Officer	2020	$145,000	$-	$-	$-	$15,000	$-	$1,750	$161,750

*	All other compensation includes Company payments for medical insurance, value of lodging, Board of Director stipends, life insurance payments and Company 401(k) matching contributions.

There were no outstanding equity awards at the fiscal year ended December 31, 2021.

2.2        Compensation Philosophy

The compensation of our named executive officers has been designed to implement compensation principles that are intended to align management’s interests with our shareholder’s interests in order to support long-term value creation. In establishing the compensation structure of our named executive officers, the Compensation Committee determined that the use of a performance-based incentive should provide additional motivation for our named executive officers to achieve both short-term and long-term business and growth goals for the Company. Additionally, the use of a consumer price index inflation factor on base salary ensures our named executive officer’s will not lose buying power, on core compensation, while pursuing these goals.

2.3       Bernau Employment Agreement

The Company and Mr. Bernau are parties to an employment agreement dated August 3, 1988 as amended on February 20, 1997, January of 1998, November 2010, and November 8, 2012. Under the terms of the agreement as amended, Mr. Bernau is entitled to an annual salary of $235,000 commencing in 2012 with annual increases tied to increases in the consumer price index. Mr. Bernau’s annual bonus is calculated as a percentage of the Company’s annual net income before taxes in the following manner: 5% on the first $1.75 million of pre-tax income, and 7.5% on the pre-tax net income over $1.75 million, not to exceed his annual base salary in the year in which the calculation is made. Additionally, Mr. Bernau participates in the employer sponsored 401(k) plan. Pursuant to the terms of the employment agreement, the Company is to provide Mr. Bernau with housing on the Company’s property. Mr. Bernau resides in the estate house, free of rent, which is also used to accommodate overnight stays for Company guests. Mr. Bernau resides in the residence for the convenience of the Company and must continue to reside there for the duration of his employment in order to provide additional security and lock-up services for late evening events at the Winery and Vineyard. The employment agreement provides that Mr. Bernau’s employment may be terminated only for cause, which is defined as non-performance of his duties or conviction of a crime.

2.4       Ferry Employment Agreement

The Company and Mr. Ferry are parties to an employment agreement dated September 11, 2019. Under the agreement Mr. Ferry is paid an annual salary of $140,000 that is reviewed annually. Mr. Ferry is also eligible to receive an annual performance-based incentive payment up to $15,000 that is reviewed annually.

2.5       Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of May 31, 2022, by (i) each person who beneficially owns more than 5% of the Company’s Common Stock, (ii) each Director of the Company, (iii) each of the Company’s named executive officers, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, each person has sole voting and investment power with respect to all shares attributable to such person.

Information concerning persons who beneficially own more than 5% of the Company’s common stock who are not otherwise affiliated with the Company is based solely upon statements made in filings with the SEC or other information we believe to be reliable.

Unless otherwise noted, the address of each beneficial owner listed in the table is 8800 Enchanted Way SE Turner, OR 97392.

			Percent of
	Number of		Shares
	Shares Outstanding		Beneficially
	Stock		Owned (1)
James W. Bernau, President/CEO, Chair of the Board	355,502		7.2%

John Ferry, CFO	-		**

James L. Ellis, Director	19,865		**

Sean M. Cary, Director	5,200		**

Stan G. Turel, Director	12,192		**

Craig Smith, Director	1,500		**

Leslie Copland, Director	-		**

Christopher Riccardi 100 Tall Pine Ln., Apt 2102, Naples, FL 34105	385,485	(2)	7.8%

Carl D. Thoma 300 N. LaSalle St, Suite 4350. Chicago, IL 60654	336,189	(3)	6.8%

All Directors and Executive Officers as a group (7 persons)	394,259		7.9%

**	Less than one percent

(1)	The percentage of outstanding shares of common stock is calculated out of a total of 4,964,529 shares of common stock outstanding as of May 31, 2022. Shares owned do not include ownership of preferred stock shares.

(2)	Based on a Form 4 filed by Mr. Riccardi with the SEC on December 29, 2015.

(3)	Based on a Schedule 13G/A filed by Mr. Thoma with the SEC on February 8, 2017. Beneficial ownership includes 139,429 shares held by the Carl D. Thoma Roth IRA, TD Ameritrade Clearing Custodian for the benefit of Mr. Thoma.

2.6        Transactions with Related Persons

The Company did not participate in any transactions with related persons for the year ended December 31, 2021 that had a direct or indirect material interest in an amount exceeding $120,000 and there are no currently proposed transactions with related persons that exceed $120,000.

All proposed transactions between the Company and its officers, directors, and principal shareholders are required be approved by a disinterested majority of the members of the Board and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

The Board has determined that each of our directors, except Mr. Bernau and Mr. Ellis is “independent” within the meaning of the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. Furthermore, the Board has determined that, with the exception of the Executive Committee, each of the members of each of the committees of the Board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect.

2.7        Delinquent Section 16 Reports

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company’s securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that for the year ended December 31, 2021, except for one Form 4 that was filed late by Stan Turel and one Form 4 that was filed late by James Bernau, all Section 16(a) reports required to be filed by the Company’s executive officers, directors and 10% stockholders were filed on a timely basis.

2.8       Audit Committee Report

The general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company’s financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors. All committee members are financially literate.

Specific Audit Committee Actions Related to Review of the Company’s Audited Financial Statements: In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the company’s Annual Report on Form 10-K for the twelve months ended December 31, 2021 with management, (ii) discussed with the Company’s independent auditors the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company’s independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence, and (iv) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the twelve months ended December 31, 2021.

AUDIT COMMITTEE

Sean Cary, Chairperson, Stan Turel, Craig Smith

2.9       Fees of Independent Registered Public Accounting Firm

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories are:

	Years Ended December 31,
	2021	2020
Audit fees (1)	$269,913	$198,200
Tax fees (2)	54,880	52,310
	$324,793	$250,510

(1)	Audit fees represent fees for services rendered for the audit of the Company’s annual financial statements and other audit related, 401k plan audit and review of the Company’s quarterly financial statements.

(2)	Tax fees represent fees for services rendered for tax compliance, tax advice and tax planning

Pre-approval policies and procedures – It is the policy of the Company not to enter into any agreement for Moss Adams LLP to provide any non-audit services to the Company unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount the Company pays to Moss Adams LLP during the fiscal year in which such services are rendered, (ii) such services were not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit were approved by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee will not approve any agreement in advance for non-audit services unless (1) the procedures and policies are detailed in advance as to such services, (2) the Audit Committee is informed of such services prior to commencement and (3) such policies and procedures do not constitute delegation of the Audit Committee’s responsibilities to management under the Exchange Act.

3.       ELECTION OF DIRECTORS (PROPOSAL NO. 1)

At the Annual Meeting two directors are up for election to the Board of Directors, each for a term of three years. In November 2015 the Board of Directors amended the Company’s Bylaws to include, among other things, dividing board membership into three groups with staggered terms. Therefore, all nominees have been divided into groups. The Board of Directors recommends that shareholders vote for the election as directors the persons named below as nominees to serve on the Board of Directors for the term specified below:

		Term Begins Following	Term Ends at
Nominees:	Group Number	Annual Meeting:	Annual Meeting:
James Ellis	III	2022	2025
Leslie Copland	III	2022	2025

The Board of Directors believes that the nominees will serve if elected as directors. There is no cumulative voting for election of directors. Directors are elected by a plurality of votes; therefore, the two persons receiving the most votes, even if less than a majority of the votes cast, will be elected directors. Abstentions or failure to vote will have no effect on the election of directors, assuming the existence of a quorum. The Board of Directors unanimously recommends a vote FOR this proposal.

4.       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL NO. 2)

The Audit Committee has appointed Moss Adams LLP (“Moss Adams”) as independent auditors for the 2022 fiscal year. Moss Adams will audit the Company’s consolidated financial statements for the 2022 fiscal year and perform other services. While shareholder ratification is not required by the Company’s by-laws or otherwise, the Board of Directors is submitting the selection of Moss Adams to the shareholders for ratification as a good corporate governance practice. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Moss Adams. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The proposal will be approved if, assuming the existence of a quorum, more shares of the Company’s Common Stock cast on the proposal vote in favor of approval than vote against the proposal. Abstentions are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of the proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the ratification of Moss Adams LLP.

A representative of Moss Adams LLP is expected to attend the Annual Meeting at their own expense and will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR this proposal. Assuming the existence of a quorum, the appointment of Moss Adams LLP will be ratified if approved by the holders of a majority of the shares present in person or by proxy.

5.      APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION (PROPOSAL NO. 3)

The Board of Directors is asking the shareholders to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s preferred stock from 10,000,000 shares of preferred stock to 100,000,000 shares of preferred stock (the “Share Increase Amendment”).

The form of Share Increase Amendment to be filed with the Secretary of State of the State of Oregon is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

Purpose of Share Increase Amendment

The Board of Directors believes it is in the best interests of the Company and the shareholders to increase the Company’s authorized shares of preferred stock in order to have additional shares or preferred stock available for use as the Company’s Board of Directors deems appropriate or necessary. At present, the Company has 8,483,862 shares of preferred stock outstanding leaving only 1,516,139 shares of preferred stock available for issuance by the Company. As such, the primary purpose of the Share Increase Amendment is to provide the Company with greater flexibility with respect to issuing preferred stock in connection with such corporate purposes as may, from time to time, be considered advisable by the Company’s Board of Directors. These corporate purposes could include, without limitation, financing activities, public or private offerings, and acquisition transactions. Having an increased number of authorized but unissued shares of preferred stock would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in the Company’s capitalization. The Board of Directors will determine whether, when and on what terms the issuance of shares of preferred stock may be warranted in connection with any of the foregoing purposes.

Plans or Proposals to Issue Preferred Stock

As of the date of this Proxy Statement, the Company has no specific plans or proposals to issue any of the additional shares of preferred stock that would become available for issuance if the Company’s shareholders approve increasing the authorized number of shares of preferred stock from 10,000,000 shares to 100,000,000 shares, however, the Company may in the future issue shares of preferred stock to, amongst other things, raise funds for growth projects.

Effect of Approval of Proposed Amendment

The Share Increase Amendment will not have any immediate effect on the rights of existing shareholders. However, the Company’s Board of Directors will have the authority to issue authorized preferred stock without requiring future shareholder approval of such issuances, except as may be required by applicable law.

The Share Increase Amendment would become effective upon the filing of Articles of Amendment to our Articles of Incorporation with the Secretary of State of the State of Oregon, which the Company intends to do promptly after the Annual Meeting. In the event that the Share Increase Amendment is not approved by the Company’s shareholders at the Annual Meeting, the current Articles of Incorporation would remain in effect in its entirety. The Company’s Board of Directors reserves the right, notwithstanding shareholder approval of the Share Increase Amendment and without further action by our shareholders, not to proceed with the Share Increase Amendment at any time before it becomes effective.

Potential Anti-Takeover Effect

The Company’s Board of Directors has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties.

The proposal will be approved if, assuming the existence of a quorum, at least a majority of the shares of the Company’s Common Stock entitled to vote on the proposal vote in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting and will have the effect of voting against the proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the proposal. The Board of Directors unanimously recommends a vote FOR this proposal.

6.       SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS

6.1       Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a shareholder proposal must be received at our principal executive offices no later than January 31, 2023. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

6.2       Other Shareholder Proposals

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the proxy statement pursuant to Rule 14a-8 of the Exchange Act, the shareholder should give notice to our Company Secretary of such proposal. Such notice should be addressed to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392. According to the Company’s bylaws, in order to be timely, such notice must be in writing and received by the Company Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the 2022 Annual Meeting (no earlier than January 31, 2023, and no later than the close of business on March 2, 2023). However, if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then notice by the shareholder to be timely must be delivered to the Company’s Secretary not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. Therefore, in the event a shareholder does not notify the Company of an intent to present a shareholder proposal at the Company’s 2023 Annual Meeting within the timeframe outlined above, the Company’s management will have the right to exercise their discretionary authority to vote proxies received for such meeting with respect to any such proposal.

6.3       Shareholder Director Nominations

The independent members of the Board of Directors select and recommend to the Board of Directors for approval nominees for director and committee member positions. The Board then considers the recommendation of these directors and decides which nominees to present to the Company’s shareholders for election to the Board of Directors.

Shareholders who wish to submit a proposed nominee for election to the Board of Directors of the Company for consideration by the Board should send written notice to the Chairman of the Board of Directors, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392 no later than March 2, 2023. Such notification should set forth the name and address of such nominee or nominees and a description of all arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, as well as all information relating to the proposed nominee as is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Additionally, such notice must include the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; the name and address of such shareholder or beneficial owner on whose behalf the nomination is being made; the number of shares of the Company owned beneficially and of record by such shareholder or beneficial owner; and a representation that such shareholder intends to vote such stock at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. The Board will consider shareholder nominees on the same terms as nominees selected by the Board.

7.       RESULTS OF THE ANNUAL MEETING

The Company intends to announce preliminary voting results at the Annual Meeting and will publish final results within four business days of the Annual Meeting in a Current Report on Form 8-K, which the Company will file with the SEC.

8.       HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. The Company has implemented householding rules with respect to our shareholders of record. Additionally, a number of brokers with account holders who are shareholders may be “householding” the Company’s proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once a shareholder has received notice from his/her broker that they will be “householding” communications to such shareholders address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the Notice of Internet Availability at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate Notice of Internet Availability at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who wish to receive multiple copies may also contact the Company c/o Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392, Telephone Number: (503) 588-9463. The Company undertakes to provide all such additional copies of the proxy materials upon request.

Shareholders of record sharing an address can request delivery of a single copy of annual reports to security holders, proxy statements, and notices of internet availability of proxy materials by contacting the Company at: c/o Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392.

9.        COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities.

10.       ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2021 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K on the website maintained by the SEC at www.sec.gov or by writing to The Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392, or they may access a copy through links provided on the Company’s web site: www.wvv.com. The information on the Company’s website is not part of this Proxy Statement.

By Order of the Board of Directors

James W. Bernau

Chairperson of the Board

May 31, 2022

Your **Vote** Counts!

WILLAMETTE VALLEY VINEYARDS, INC.

2022 Annual Meeting
Vote by July 15, 2022
11:59 PM ET

D87125-P74312

You invested in WILLAMETTE VALLEY VINEYARDS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 16, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 2, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote in Person at the Virtual Meeting*

July 16, 2022
11:00 a.m. Pacific Time

Willamette Valley Vineyards
8800 Enchanted Way SE
Turner, Oregon 97392

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
	To be elected for terms expiring in 2025:	For
01) James Ellis
02) Leslie Copland
2.	Ratification of appointment of Moss-Adams, LLP as the independent registered public accounting firm of Willamette Valley Vineyards, Inc. for the year ending December 31, 2022.	For
3.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s preferred stock from 10,000,000 shares of preferred stock to 100,000,000 shares of preferred stock.	For
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Willamette Valley Vineyards, Inc. The proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder(s), but if no direction is made, the proxy will be voted “FOR” each of the proposals identified above.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D87126-P74312

SCAN TO VIEW MATERIALS & VOTE

WILLAMETTE VALLEY VINEYARDS, INC. 8800 ENCHANTED WAY SE TURNER, OR 97392

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 15, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D87122-P74312	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

WILLAMETTE VALLEY VINEYARDS, INC.	For	Withhold	For All	To withhold authority to vote for any individual nominee(s),
The Board of Directors recommends you vote FOR proposals 1, 2 and 3:	All	All	Except	mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐

Nominees:

To be elected for terms expiring in 2025:

1) James Ellis
2) Leslie Copland
		For	Against	Abstain

2.	Ratification of appointment of Moss-Adams, LLP as the independent registered public accounting firm of Willamette Valley Vineyards, Inc. for the year ending December 31, 2022.	☐	☐	☐

3.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s preferred stock from 10,000,000 shares of preferred stock to 100,000,000 shares of preferred stock.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Willamette Valley Vineyards, Inc. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s), but if no direction is made, this proxy will be voted “FOR” each of the proposals identified above.

Please sign exactly as name appears on the Share Certificates. When shares are held by joint tenants, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D87123-P74312

WILLAMETTE VALLEY VINEYARDS, INC.
ANNUAL MEETING OF SHAREHOLDERS
Saturday, July 16, 2022 11:00 a.m. Pacific Time

Willamette Valley Vineyards, Inc. 8800 Enchanted Way SE Turner, Oregon 97392

This proxy appointing James W. Bernau and Jan Green Bernau as proxy holders is solicited by the Board of Directors for use at the Annual Meeting of Shareholders on July 16, 2022 and at any adjournments or postponements thereof.

The undersigned shareholder of Willamette Valley Vineyards, Inc. hereby appoints James W. Bernau and Jan Green Bernau, and each of them, with power of substitution to each, to attend the Annual Meeting of Shareholders of said corporation to be held July 16, 2022, at 11:00 a.m. Pacific Time, at Willamette Valley Vineyards located at 8800 Enchanted Way SE, Turner, OR 97392 and any adjournments or postponements thereof, and to vote the shares of the undersigned at such meeting with respect to the proposals, as indicated on the reverse side of this page, with all powers that the undersigned would have if acting in person; and with discretionary authority to act on such other matters as may properly come before said meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED SPECIFICALLY ON THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AS THERE SPECIFIED. WHERE NO SPECIFICATION IS MADE, SAID SHARES SHALL BE VOTED FOR THE PROPOSALS.

(Continued and to be marked, dated and signed, on the reverse side)